CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 28, 2013	Dec. 29, 2012
Revenues	$ 55,371	$ 53,009
Cost of services	34,529	32,951
Gross Profit	20,842	20,058
Selling, general and administrative expenses (includes non-cash share-based compensation expense of $737 and $20 for the fiscal years ended December 28, 2013 and December 29, 2012, respectively)	22,784	21,155
Loss from operations	(1,942)	(1,097)
Other income	4	16
Loss before income taxes	(1,938)	(1,081)
Income tax provision	(114)	(106)
Net loss	(2,052)	(1,187)
Other comprehensive loss:
Foreign currency translation adjustment	203	314
Comprehensive loss	$ (1,849)	$ (873)
Net loss per common share
Basic and diluted (in dollars per share)	$ (0.29)	$ (0.17)
Weighted average shares used in calculation of net loss per common share
Basic and diluted (in shares)	7,131	7,103